UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2013 (June 28, 2013)

THE NASDAQ OMX GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, New York, New York 10006

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 28, 2013, The NASDAQ OMX Group, Inc. (“NASDAQ OMX”), BGC Partners, Inc. (“BGC Partners”), BGC Holdings, L.P. (“BGC Holdings”), and BGC Partners, L.P. (together with BGC Partners and BGC Holdings, collectively, “BGC”) entered into a registration rights agreement (the “Registration Rights Agreement”). Entry into the Registration Rights Agreement was a condition of closing under the Purchase Agreement (the “Purchase Agreement”), dated April 1, 2013, among NASDAQ OMX, BGC, and, solely for purposes of certain sections thereof, Cantor Fitzgerald, L.P., pursuant to which NASDAQ OMX acquired the eSpeed platform (the “eSpeed Acquisition”).

Part of the consideration to be paid by NASDAQ OMX to BGC under the Purchase Agreement is in the form of contingent future issuances of shares of NASDAQ OMX’s common stock paid ratably over 15 years (the “Consideration Shares”). The maximum number of Consideration Shares to be issued by NASDAQ OMX pursuant to the Purchase Agreement is 992,247 shares per year for 15 years, subject to anti-dilution adjustments and acceleration upon the occurrence of certain events. The Registration Rights Agreement grants the holders of Consideration Shares the right to cause NASDAQ OMX, at its own expense, to register those shares for public resale under the Securities Act of 1933 (the “Securities Act”). Subject to certain limitations, the Registration Rights Agreement also grants the holders of Consideration Shares the right to cause NASDAQ OMX to undertake one underwritten public offering of Consideration Shares per year and to allow holders of Consideration Shares to “piggyback” on certain other offerings of NASDAQ OMX securities.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 above is incorporated by reference into this Item 3.02. The issuance of Consideration Shares to BGC under the Purchase Agreement will be exempt from the registration requirements of the Securities Act pursuant to the exemptions for a transaction by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act.

Item 8.01.	Other Events.

On July 1, 2013, NASDAQ OMX issued a press release announcing the closing of the eSpeed Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Registration Rights Agreement, dated June 28, 2013, by and among The NASDAQ OMX Group, Inc., BGC Partners, Inc., BGC Holdings, L.P. and BGC Partners, L.P.

99.1	Press Release dated July 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2013	THE NASDAQ OMX GROUP, INC.

	By:	/s/ Edward S. Knight
		Name:	Edward S. Knight
		Title:	Executive Vice President and General Counsel

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